UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 pf this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 27, 2024, T1 Energy Inc., formerly FREYR Battery, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the previously announced transactions contemplated under a transaction agreement (the “Transaction Agreement”) entered into with Trina Solar (Schweiz) AG, an entity organized under the laws of Switzerland on November 6, 2024 for the acquisition of all legal and beneficial ownership in the shares of capital stock of Trina Solar (U.S.) Holding Inc., a Delaware corporation (the “Target”), which owns, directly or indirectly, all legal and beneficial ownership in the shares of capital stock of, or other ownership, membership or equity interest in (a) Trina Solar US Manufacturing Holding Inc., a Delaware corporation, (b) Trina Solar US Manufacturing Module Associated Entity 1, LLC, a Texas limited liability company, (c) Trina Solar US Manufacturing Module 1, LLC, a Texas limited liability company, and (d) Trina Solar US Manufacturing Cell 1, LLC, an Oklahoma limited liability company.

This Amendment No. 1 (the “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K to include (i) the audited financial statements of the Target as of and for the year ended December 31, 2023 and December 31, 2022, (ii) the unaudited interim financial statements of the Target as of and for the nine months ended September 30, 2023 and September 30, 2024 and (iii) the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2024, the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2024 and the unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2023, giving effect to transactions pursuant to the Transaction Agreement. This amendment does not otherwise update, modify, or amend the Initial 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited financial statements of the Target as of and for the year ended December 31, 2023 and December 31, 2022 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited interim financial statements of Target as of and for the nine months ended September 30, 2024 and 2023 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2024, the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2024 and the unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2023, giving effect to the transactions pursuant to the Transaction Agreement, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of RSM China CPA LLP
99.1	Audited financial statements of the Target as of and for the year ended December 31, 2023 and 2022.
99.2	Unaudited interim financial statements of the Target as of and for the nine months ended September 30, 2024 and 2023.
99.3	Unaudited pro forma condensed combined balance sheet of the Company as at September 30, 2024, the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2024 and the unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Joseph Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

Dated: March 10, 2025

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